                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


               Date of Report (date of earliest event reported):

                                January 27, 1995



                         MOBILE GAS SERVICE CORPORATION
             (exact name of registrant as specified in its charter)

                           Commission File No.: 0-234

        Alabama                       63-0142930
        (State of Incorporation)      (I.R.S. Employer Identification No.)

                              2828 Dauphin Street
                             Mobile, Alabama 36606
                    (Address of Principal executive offices)

                         Registrant's Telephone Number
                      Including Area Code: (205) 476-2720

                            Exhibit Index at page 4.

Item 5.  Other Events.

         (a) On January 27, 1995, Walter L. Hovell retired as President and Chief Executive Officer of Mobile Gas Service Corporation (the "Company"). The Board of Directors of the Company elected John S. Davis as President and Chief Executive Officer. Mr. Davis was formerly Executive Vice President and Chief Operating Officer of the Company. A copy of the Company's press release announcing the election of Mr. Davis and the retirement of Mr. Hovell is attached hereto as Exhibit 99 and made a part hereof.

         (b) In connection with the retirement of Mr. Hovell, the Company (i) entered into an Amendment to Amended and Restated Supplemental Deferred Compensation Agreement ("Agreement") dated January 27, 1995 with Mr. Hovell, a copy of which is attached hereto as Exhibit 10(k)-2 and made a part hereof, and on such date credited $170,000 to Mr. Hovell's account under the Agreement, and
(ii) entered into a Consulting Agreement with Mr. Hovell, a copy of which is attached hereto as Exhibit 10(y) and made a part hereof.

         (c) On January 27, 1995, the Board of Directors of the Company
(i)adopted new Bylaws of the Company, a copy of which is attached hereto as
Exhibit 3(b) and made a part hereof; and (ii) adopted the Mobile Gas Service Corporation Non-Employee Directors Deferred Fee Plan, a copy of which is attached hereto as Exhibit 10(z) and made a part hereof.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a), (b)  Not applicable.

(c)  Exhibits.

     Exhibit 3(b)             Bylaws of the Company adopted January 27, 1995

     Exhibit 10(k)-2          Amendment to Amended and Restated Supplemental
                              Deferred Compensation Agreement dated
                              January 27, 1995 between the Company and
                              Walter L. Hovell

     Exhibit 10(y) Consulting Agreement dated January 27, 1995 between the Company and Walter L. Hovell

     Exhibit 10(z)            Mobile Gas Service Corporation Non-Employee
                              Directors Deferred Fee Plan

     Exhibit 99               Press release dated January 27, 1995

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                               MOBILE GAS SERVICE CORPORATION


                                               By /s/ G. Edgar Downing, Jr.
                                                  G. Edgar Downing, Jr.
                                                  Its Secretary

February 9, 1995





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                                 EXHIBIT INDEX

                                                                                                                    Page
                                                                                                                   Number
                                                                                                                   ------
Exhibit 3(b)              Bylaws of the Company adopted January                                                       5
                          27, 1995

Exhibit 10(k)-2           Amendment to Amended and Restated                                                          15
                          Supplemental Deferred Compensation
                          Agreement dated January 27, 1995
                          between the Company and Walter L. Hovell

Exhibit 10(y)             Consulting Agreement dated January 27,                                                     17
                          1995 between the Company and
                          Walter L. Hovell

Exhibit 10(z)             Mobile Gas Service Corporation Non-                                                        21
                          Employee Directors Deferred Fee Plan

Exhibit 99                Press release dated January 27, 1995                                                       33





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